UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2013

CAPLEASE, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32039 (Commission File Number)	52-2414533 (IRS Employer Identification No.)

1065 Avenue of the Americas
New York, New York 10018
(Address of principal executive offices, including zip code)

(212) 217-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On July 31, 2013, CapLease, Inc., a Maryland corporation (the “Company”), issued a press release announcing the meeting date for a special meeting of its common stockholders to consider and vote upon a proposal to approve the merger of the Company with and into a wholly owned subsidiary of American Realty Capital Properties, Inc., a Maryland corporation (“ARCP”), and the other transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated May 28, 2013, by and among the Company, Caplease, LP, a Delaware limited partnership and the operating partnership of the Company (the “Company Operating Partnership”), CLF OP General Partner, LLC, a Delaware limited liability company, a direct wholly owned subsidiary of the Company and the sole general partner of the Company Operating Partnership, ARCP, ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of ARCP, and Safari Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of ARCP, and other related proposals. The special meeting is scheduled to be held on September 10, 2013, at 10:00 a.m., local time, at the offices of Hunton & Williams LLP, located at 200 Park Avenue, 52nd Floor, New York, New York 10166. A copy of the press release is being furnished as Exhibit 99.1 pursuant to Item 8.01 of Form 8-K, and is incorporated herein by reference.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K (including information included or incorporated by reference herein) about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger; (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the merger; (4) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, tenants, lenders, operating results and business generally; (5) the outcome of any legal proceedings relating to the merger or the Merger Agreement; and (6) risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8-K (including information included or incorporated by reference herein) represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC on February 21, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by the Company.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, the Company filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on July 2, 2013. When completed, a definitive proxy statement and a form of proxy will be mailed to the Company’s common stockholders. THE COMPANY’S COMMON STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER AND RELATED MATTERS. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at www.caplease.com under Investors—SEC Filings—Filings or by directing a request to: CapLease, Inc., 1065 Avenue of the Americas, New York, New York 10018, Attn: Investor Relations, (212) 217-6300.

Participants in Solicitation

This Current Report on Form 8-K is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of the Company. The Company, its executive officers and directors may be deemed to be participants in the solicitation of proxies from the common stockholders of the Company in connection with the proposed merger. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 19, 2013, and its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 21, 2013. These documents may be obtained free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.caplease.com under Investors—SEC Filings—Filings and from the Company by directing a request to: CapLease, Inc., 1065 Avenue of the Americas, New York, New York 10018, Attn: Investor Relations, (212) 217-6300. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger was included in the preliminary proxy statement on Schedule 14A, which the Company filed with the SEC on July 2, 2013, and may be updated or supplemented in the definitive proxy statement and other documents that the Company intends to file with the SEC.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by CapLease, Inc. on July 31, 2013

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPLEASE, INC.

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Vice President, General Counsel and Corporate Secretary

Date: July 31, 2013

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by CapLease, Inc. on July 31, 2013